Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2065 Fund
June 30, 2025
AFF65-NPRT1-0825
1.9895824.106
Bond Funds - 6.5%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	13,882	107,030
Fidelity Series Emerging Markets Debt Fund (b)	145,406	1,177,787
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	36,960	355,184
Fidelity Series Floating Rate High Income Fund (b)	24,276	215,089
Fidelity Series High Income Fund (b)	139,136	1,224,399
Fidelity Series International Credit Fund (b)	604	5,108
Fidelity Series International Developed Markets Bond Index Fund (b)	243,419	2,122,614
Fidelity Series Investment Grade Bond Fund (b)	72	731
Fidelity Series Long-Term Treasury Bond Index Fund (b)	1,893,256	10,185,719
Fidelity Series Real Estate Income Fund (b)	21,888	219,316
TOTAL BOND FUNDS (Cost $16,551,132)		15,612,977

Domestic Equity Funds - 53.3%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	1,139,418	19,278,960
Fidelity Advisor Series Growth Opportunities Fund (b)	754,636	13,636,269
Fidelity Series All-Sector Equity Fund (b)	674,989	8,943,598
Fidelity Series Commodity Strategy Fund (b)	4,653	422,844
Fidelity Series Intrinsic Opportunities Fund (b)	283,889	3,122,780
Fidelity Series Large Cap Stock Fund (b)	1,005,492	26,032,185
Fidelity Series Large Cap Value Index Fund (b)	146,111	2,520,416
Fidelity Series Opportunistic Insights Fund (b)	615,059	16,637,355
Fidelity Series Small Cap Core Fund (b)	60,409	704,366
Fidelity Series Small Cap Discovery Fund (b)	213,757	2,314,992
Fidelity Series Small Cap Opportunities Fund (b)	312,404	4,564,228
Fidelity Series Stock Selector Large Cap Value Fund (b)	1,073,704	15,203,649
Fidelity Series Value Discovery Fund (b)	935,731	15,130,763
TOTAL DOMESTIC EQUITY FUNDS (Cost $107,717,290)		128,512,405

International Equity Funds - 39.8%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	390,644	7,183,942
Fidelity Series Emerging Markets Fund (b)	586,182	5,984,914
Fidelity Series Emerging Markets Opportunities Fund (b)	1,118,255	23,953,018
Fidelity Series International Growth Fund (b)	933,551	18,530,987
Fidelity Series International Small Cap Fund (b)	156,468	3,104,329
Fidelity Series International Value Fund (b)	1,213,028	18,522,940
Fidelity Series Overseas Fund (b)	1,141,469	18,491,803
Fidelity Series Select International Small Cap Fund (b)	14,439	192,329
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $77,323,584)		95,964,262

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025 (d)	4.25 to 4.26	130,000	129,864
US Treasury Bills 0% 7/17/2025 (d)	4.23 to 4.27	110,000	109,798
US Treasury Bills 0% 7/3/2025 (d)	4.18	50,000	49,988
US Treasury Bills 0% 7/31/2025 (d)	4.23	150,000	149,479
US Treasury Bills 0% 8/28/2025 (d)	4.27 to 4.28	270,000	268,119
US Treasury Bills 0% 8/7/2025 (d)	4.26	20,000	19,913
US Treasury Bills 0% 9/25/2025 (d)	4.24	20,000	19,799
TOTAL U.S. TREASURY OBLIGATIONS (Cost $746,997)			746,960

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $374,268)	4.32	374,194	374,268

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $202,713,271)	241,210,872
NET OTHER ASSETS (LIABILITIES) - 0.0%	(109,428)
NET ASSETS - 100.0%	241,101,444

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	23	Sep 2025	3,083,955	27,017	27,017
ICE MSCI Emerging Markets Index Contracts (United States)	21	Sep 2025	1,295,175	24,266	24,266

TOTAL EQUITY CONTRACTS					51,283

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	27	Sep 2025	3,026,953	66,227	66,227
CBOT US Treasury Long Bond Contracts (United States)	53	Sep 2025	6,111,563	243,283	243,283

TOTAL INTEREST RATE CONTRACTS					309,510

TOTAL PURCHASED					360,793

Sold

Equity Contracts
CME S&P 500 Index Contracts (United States)	16	Sep 2025	5,003,000	(176,878)	(176,878)

TOTAL FUTURES CONTRACTS					183,915
The notional amount of futures purchased as a percentage of Net Assets is 5.6%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $746,960.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	616,294	1,428,495	1,670,521	3,612	-	-	374,268	374,194	0.0%
Total	616,294	1,428,495	1,670,521	3,612	-	-	374,268

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	16,700,654	1,187,438	1,328,878	-	(42,443)	2,762,188	19,278,959	1,139,418
Fidelity Advisor Series Growth Opportunities Fund	11,681,552	842,795	1,560,449	-	33,800	2,638,571	13,636,269	754,636
Fidelity Advisor Series Small Cap Fund	29,070	-	28,361	-	(2,786)	2,077	-	-
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	103,375	9,559	5,439	399	(14)	(451)	107,030	13,882
Fidelity Series All-Sector Equity Fund	7,474,054	715,713	394,788	-	(9,837)	1,158,456	8,943,598	674,989
Fidelity Series Canada Fund	6,003,662	561,268	298,453	-	5,927	911,538	7,183,942	390,644
Fidelity Series Commodity Strategy Fund	423,783	30,346	18,098	-	23	(13,209)	422,845	4,653
Fidelity Series Emerging Markets Debt Fund	1,107,683	100,557	49,794	16,931	(1,520)	20,861	1,177,787	145,406
Fidelity Series Emerging Markets Debt Local Currency Fund	321,774	21,187	12,659	-	127	24,756	355,185	36,960
Fidelity Series Emerging Markets Fund	5,135,186	500,993	270,126	-	9,157	609,704	5,984,914	586,182
Fidelity Series Emerging Markets Opportunities Fund	20,553,096	1,840,795	1,005,734	-	27,972	2,536,888	23,953,017	1,118,255
Fidelity Series Floating Rate High Income Fund	204,076	19,497	9,065	4,231	(46)	627	215,089	24,276
Fidelity Series High Income Fund	1,137,136	101,320	48,737	19,288	(252)	34,932	1,224,399	139,136
Fidelity Series International Credit Fund	5,001	64	-	63	-	43	5,108	604
Fidelity Series International Developed Markets Bond Index Fund	1,958,111	229,393	90,337	9,524	(1,140)	26,587	2,122,614	243,419
Fidelity Series International Growth Fund	15,673,488	1,742,021	754,198	-	16,813	1,852,863	18,530,987	933,551
Fidelity Series International Small Cap Fund	2,785,658	123,802	306,604	-	(14,049)	515,522	3,104,329	156,468
Fidelity Series International Value Fund	16,657,131	1,164,510	1,371,181	-	71,209	2,001,271	18,522,940	1,213,028
Fidelity Series Intrinsic Opportunities Fund	2,820,095	226,556	118,859	-	33	194,955	3,122,780	283,889
Fidelity Series Investment Grade Bond Fund	62,337	158,400	221,653	747	1,776	(129)	731	72
Fidelity Series Large Cap Stock Fund	22,575,364	1,697,719	1,803,589	-	16,185	3,546,506	26,032,185	1,005,492
Fidelity Series Large Cap Value Index Fund	2,241,346	280,468	95,175	-	(1,784)	95,561	2,520,416	146,111
Fidelity Series Long-Term Treasury Bond Index Fund	9,166,916	1,715,091	478,080	87,856	(10,944)	(207,264)	10,185,719	1,893,256
Fidelity Series Opportunistic Insights Fund	14,361,014	1,015,917	1,337,887	-	4,803	2,593,508	16,637,355	615,059
Fidelity Series Overseas Fund	15,803,431	1,275,702	704,310	-	11,055	2,105,925	18,491,803	1,141,469
Fidelity Series Real Estate Income Fund	209,001	18,405	9,065	3,140	171	804	219,316	21,888
Fidelity Series Select International Small Cap Fund	38,111	159,730	29,837	-	1,189	23,136	192,329	14,439
Fidelity Series Small Cap Core Fund	626,843	53,976	27,392	-	(1,701)	52,640	704,366	60,409
Fidelity Series Small Cap Discovery Fund	2,068,377	209,468	88,252	38,580	(7,409)	132,808	2,314,992	213,757
Fidelity Series Small Cap Opportunities Fund	4,039,368	342,870	219,825	-	6,362	395,453	4,564,228	312,404
Fidelity Series Stock Selector Large Cap Value Fund	13,234,200	1,940,789	572,958	-	(32,869)	634,487	15,203,649	1,073,704
Fidelity Series Value Discovery Fund	13,498,452	1,752,283	572,958	-	(9,304)	462,290	15,130,763	935,731
	208,699,345	20,038,632	13,832,741	180,759	70,504	25,113,904	240,089,644

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.